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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 15, 2003
                                                   -------------

Commission file number     1-11983
                      -----------------

                           FPIC INSURANCE GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Florida                                       59-3359111
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


 225 Water Street, Suite 1400, Jacksonville, Florida                  32202
--------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)


                                 (904) 354-2482
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                  www.fpic.com
          ------------------------------------------------------------
                         (Registrant's Internet Address)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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          (c)  Exhibits
               --------

               Exhibit Number    Description of Exhibits
               --------------    -----------------------

               10(xx)            Placement Agreement dated April 25, 2003 among FPIC
                                 Insurance Group, Inc. and its financing subsidiary, FPIC
                                 Capital Statutory Trust II, together as offerors, and FTN
                                 Financial Capital Markets and Keefe, Bruyette & Woods, Inc.,
                                 as placement agents

               10(yy)            Subscription Agreement dated May 15, 2003 among FPIC
                                 Insurance Group, Inc. and FPIC Capital Statutory Trust II,
                                 together as offerors, and I-Preferred Term Securities II,
                                 Ltd., as purchaser

               10(zz)            Amended and Restated Declaration of Trust of FPIC Capital
                                 Statutory Trust II dated May 15, 2003 by and among FPIC
                                 Insurance Group, Inc., as sponsor, U.S. Bank National
                                 Association, as institutional trustee, and Kim D. Thorpe,
                                 Roberta Goes Cown and Pamela D. Deyo, as administrators

               10(aaa)           Guarantee Agreement dated May 15, 2003 by and between FPIC
                                 Insurance Group, Inc., as guarantor, and U.S. Bank National
                                 Association, as guarantee trustee

               10(bbb)           Indenture dated May 15, 2003 between FPIC Insurance Group,
                                 Inc. and U.S. Bank National Association, as debenture
                                 trustee

               10(ccc)           Amendment No. 3 to Revolving Credit and Term Loan Agreement
                                 dated April 10, 2003 by and among FPIC Insurance Group,
                                 Inc., as the borrower, and several banks and other financial institutions from time to time party thereto, as lenders,
                                 and SunTrust Bank, as administrative agent and collateral
                                 agent for the lenders, and joined by certain subsidiaries of the borrower as subsidiary guarantors.

               99                FPIC Insurance Group, Inc. Press Release dated May 16, 2003
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ITEM 9.  REGULATION FD DISCLOSURE.
----------------------------------

The following information, including exhibits, is furnished under Item 9, Regulation FD Disclosure.

On April 25, 2003, FPIC Insurance Group, Inc. ("FPIC") entered into a placement agreement with FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. ("FTN/KBW"), acting as placement agents, for the private placement of $15 million of trust preferred securities. A copy of FPIC's Placement Agreement dated April 25, 2003 is attached as Exhibit 10(xx) and is furnished as a part of this filing. The offering was completed May 15, 2003.

FPIC, through its wholly-owned statutory trust, along with other insurance and insurance holding company participants, issued trust preferred securities to the FTN/KBW investment pool, which in turn, issued its securities to institutional and accredited investors. A copy of FPIC's Subscription Agreement dated May 15, 2003 and a copy of the Amended and Restated Declaration of Trust of FPIC Capital Statutory Trust II dated May 15, 2003 are attached hereto as Exhibit 10(yy) and
Exhibit 10(zz), respectively, and are furnished as a part of this filing. A copy of FPIC's Guarantee Agreement dated May 15, 2003 is also attached hereto as
Exhibit 10(aaa) and is furnished as a part of this filing.

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The securities issued to the investment pool by FPIC mature in 30 years and will bear a floating interest rate equal to LIBOR plus 4.1%, for an initial rate of approximately 5.4%. The floating interest rate will be adjustable quarterly with changes in LIBOR, and the maximum rate that may be charged under the securities within the first five years is 12.5%. A copy of FPIC's Indenture dated May 15, 2003 is attached hereto as Exhibit 10(bbb) and is furnished as a part of this filing. FPIC has purchased a hedging instrument designed to maintain its ultimate floating rate interest cost on the securities within a stated range for five years from closing. FPIC will also have the option to call its securities and repay them at par beginning five years from closing.

The net proceeds will be used to fully repay the term loan portion of FPIC's credit facility (approximately $8.8 million), partially reduce its revolving credit facility (by approximately $1.3 million), and make a capital contribution (of up to $4.5 million) to FPIC's insurance operations. A portion of the net proceeds will also be used to unwind or partially unwind hedge agreements related to the term loan and revolving credit facility. FPIC has secured from its bank lender group the necessary approvals and amendments to its credit facility to allow for the issuance of the trust preferred securities and such use of the proceeds. A copy of the Third Amendment to FPIC's Amended and Restated Revolving Credit and Term Loan Agreement dated April 10, 2003 is attached hereto as Exhibit 10(ccc) and is furnished as a part of this filing.

A copy of FPIC's press release dated May 16, 2003 regarding FPIC's participation in FTN/KBW's trust preferred securities pool is attached hereto as Exhibit 99 and is furnished as a part of this filing.

SIGNATURE
---------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FPIC INSURANCE GROUP, INC.


Date:  May 16, 2003               By: /s/ John R. Byers
                                     -----------------------------------------
                                          John R. Byers
                                          President and Chief Executive Officer






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                                  EXHIBIT INDEX


 Exhibit Number    Description of Exhibits
 --------------    -----------------------

     10(xx) Placement Agreement dated April 25, 2003 among FPIC Insurance Group, Inc. and its financing subsidiary, FPIC Capital Statutory Trust II, together as offerors, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., as placement agents

     10(yy) Subscription Agreement dated May 15, 2003 among FPIC Insurance Group, Inc. and FPIC Capital Statutory Trust II, together as offerors, and I-Preferred Term Securities II, Ltd., as purchaser

     10(zz) Amended and Restated Declaration of Trust of FPIC Capital Statutory Trust II dated May 15, 2003 by and among FPIC Insurance Group, Inc., as sponsor, U.S. Bank National Association, as institutional trustee, and Kim D. Thorpe, Roberta Goes Cown and Pamela D. Deyo, as administrators

     10(aaa) Guarantee Agreement dated May 15, 2003 by and between FPIC Insurance Group, Inc., as guarantor, and U.S. Bank National Association, as guarantee trustee

     10(bbb) Indenture dated May 15, 2003 between FPIC Insurance Group, Inc. and U.S. Bank National Association, as debenture trustee

     10(ccc) Amendment No. 3 to Revolving Credit and Term Loan Agreement dated April 10, 2003 by and among FPIC Insurance Group, Inc., as the borrower, and several banks and other financial institutions from time to time party thereto, as lenders, and SunTrust Bank, as administrative agent and collateral agent for the lenders, and joined by certain subsidiaries of the borrower as subsidiary guarantors.

 99                FPIC Insurance Group, Inc. Press Release dated May 16, 2003




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